UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2004

Dover Investments Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8631	94-1712121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spear Street, Suite 520, San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(415) 777-0414

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

On September 23, 2004, Dover Investments Corporation (the “Company”) and Dover Acquisition Corp. issued a joint press release announcing that Dover Acquisition Corp. is offering to take the Company private through an offer to purchase all of the issued and outstanding capital stock of the Company for $30.50 per share in cash.  A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01.                                          Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 23, 2004	DOVER INVESTMENTS CORPORATION
(Registrant)

	By:	/s/ Frederick M. Weissberg
Frederick M. Weissberg
Chairman of the Board of Directors
and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 23, 2004.